UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2015 (October 9, 2015)

State or Other Jurisdiction of Incorporation	Exact Name of Registrant as specified in its Charter, Address of Principal Executive Offices, Zip Code and Telephone Number (Including Area Code)	Commission File Number	IRS Employer Identification No.
Delaware	Solera Holdings, Inc. 7 Village Circle, Suite 100 Westlake, TX 76262 Telephone: (817) 961-2100	001-33461	26-1103816

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On October 13, 2015, Solera Holdings, Inc., a Delaware corporation (“Solera”, the “Company” or “our”) issued a press release to announce that on October 9, 2015, the U.S. Federal Trade Commission (the “FTC”) granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the proposed merger (the “Merger”) of Summertime Acquisition Corp., a Delaware corporation (“Merger Sub”) and an indirect, wholly-owned subsidiary of Summertime Holding Corp., a Delaware corporation (“Parent”), with and into the Company. Parent and Merger Sub were formed by affiliates of Vista Equity Partners Fund V, L.P., a Delaware limited partnership (“Vista”). On September 24, 2015, the Company and Parent filed a Pre-Merger Notification and Report Form pursuant to the HSR Act with the Antitrust Division of the U.S. Department of Justice and the FTC.

The early termination of the waiting period under the HSR Act satisfies one of the conditions to the closing of the Merger. The closing of the Merger remains subject to the satisfaction or waiver of the remaining conditions to the Merger set forth in the related Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 13, 2015, by and among the Company, Parent and Merger Sub, including adoption of the Merger Agreement by the Company’s stockholders and the receipt of certain other non-United States regulatory approvals.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Solera by Vista. In connection with the proposed acquisition, Solera and Vista intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including Solera’s definitive proxy statement on Schedule 14A, a preliminary version of which has been filed with the SEC. STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING SOLERA’S DEFINITIVE PROXY STATEMENT, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents free of charge at the SEC’s web site, http://www.sec.gov, or via Solera’s Investor Relations section of its website at www.solera.com or by contacting Solera’s Investor Relations Department at (817) 961-2097.

This document does not constitute a solicitation of a proxy, an offer to purchase or a solicitation of an offer to sell any securities. Solera and its directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement. Information regarding Solera’s directors and executive officers is contained in Solera’s proxy statement dated October 6, 2014, previously filed with the SEC. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in Solera’s 2014 proxy statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Investors may obtain additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, by reading the definitive proxy statement regarding the acquisition, a preliminary version of which has been filed with the SEC.

Cautions Regarding Forward-Looking Statements

The document contains forward-looking statements, including statements about the expected completion of the Merger and the ability to consummate the Merger (including but not limited to the receipt of all required regulatory approvals). These statements are based on our current expectations, estimates and assumptions, and are subject to many risks, uncertainties and unknown future events that could cause actual results to differ materially. Actual results may differ materially from those set forth in this press release due to the risks and uncertainties inherent in the Merger and our business, including, without limitation: the risk that Solera stockholders do not approve the Merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the response by stockholders to the Merger; the failure to satisfy each of the conditions to the consummation of the Merger, including but not limited to, the risk that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger on acceptable terms, or at all; the failure to obtain the necessary funding under the financing arrangements set forth in the debt and equity commitment letters delivered pursuant to the Merger Agreement; risks related to disruption of Solera management’s attention from Solera’s ongoing business operations due to the Merger; the effect of the announcement of the Merger on Solera’s relationships with its customers, suppliers, operating results and business generally; the risk that any announcements relating to the Merger could have adverse effects on the market price of Solera’s common stock; the outcome of any legal proceedings related to the Merger; Solera’s ability to recognize expected benefits of the Merger; risks related to employee retention as a result of the Merger; the risk that the Merger will not be consummated within the expected time period or at all; our ability to successfully introduce new software and services (including but not limited to our risk and asset management platform and our Digital Garage software application); our dependence on a limited number of key personnel; risks associated with the uncertainty in and volatility of global economic conditions; effects of competition on our software and service pricing, as well as our business; rapid technology changes in our industries, which could affect customer decisions regarding the purchase of our software and services; risks associated with and possible negative consequences of acquisitions, joint ventures, divestitures and similar transactions, including regulatory matters; risks associated with operating a diversified business in multiple countries; our reliance on third-party products and data sources; our reliance on a limited number of customers for a substantial portion of our revenues; and effects of security breaches on our business and reputation. For a discussion of these and other factors that could impact our operations or financial results and cause our results to differ materially from those in the forward-looking statements, please refer to our filings with the SEC, particularly our Annual Report on Form 10-K for the fiscal year ended June 30, 2015. Solera is under no obligation to (and specifically disclaims any such obligation to) update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	The following exhibits are filed with this report.

Exhibit No.	Description of Exhibit

99.1	Press Release of Solera Holdings, Inc., dated October 13, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Solera Holdings, Inc.
(Registrant)

Date: October 13, 2015	/s/ JASON M. BRADY
Jason M. Brady
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release of Solera Holdings, Inc., dated October 13, 2015

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